Q4 & YEAR END, 2015 Earnings Report & Corporate Update

FORWARD LOOKING STATEMENT This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about our 2015 revenue from the sale of Abstral®, our launch of Zuplenz®, the divestiture of the commercial operations including the two commercial products, the issuance and exclusivity of patents, and the progress of development of Galena’s product candidates, including patient enrollment in our clinical trials, time to complete the trials, and expected time periods for results. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those identified under “Risk Factors” in Galena’s Annual Report on Form 10-K for the year ended December 31, 2015 and most recent Quarterly Reports on Form 10-Q filed with the SEC. Actual results may differ materially from those contemplated by these forward- looking statements. Galena does not undertake to update any of these forward- looking statements to reflect a change in its views or events or circumstances that occur after the date of this press release. 2

EARNINGS CALL PARTICIPANTS Presenters Mark W. Schwartz, Ph.D. President & Chief Executive Officer  Bijan Nejadnik, M.D. Executive Vice President, Chief Medical Officer John T. Burns, CPA Controller & Principal Accounting Officer Other Participants  Remy Bernarda, MBA SVP, Investor Relations & Corporate Communications  Tom Knapp, Esq Interim General Counsel 3

OVERVIEW Mark W. Schwartz, Ph.D. President & Chief Executive Officer

2015 MILESTONES NeuVax™  Enroll N=700 into PRESENT trial  Complete enrollment in Phase 3 PRESENT trial GALE-301 GALE- 302  Report Top-Line Phase 2a clinical data  Report 1-Year Phase 2a analysis  Report GALE-301 + GALE-302 Phase 1b data GALE-401 (anagrelide CR)  Report Top-Line efficacy and safety data  Report Final Phase 2 data 5

DEVELOPMENT PIPELINE

Product	Therapeutic Area	Phase 1	Phase 2	Phase 3	BLA / NDA
Immunotherapy: Breast Cancer					
NeuVax™ (nelipepimut-S)	Node-positive HER2 IHC 1+/2+			*PRESENT*	
NeuVax™ + Herceptin®	Node-positive or node negative/triple negative HER2 IHC 1+/2+		*2b*		
NeuVax™ + Herceptin®	High risk, node-positive or negative, HER2 IHC 3+				
NeuVax™	Ductal Carcinoma in Situ (DCIS)		*VADIS*		
Immunotherapy: Gastric Cancer					
NeuVax™	Gastric, HER2 IHC 1+/2+/3+				
Immunotherapy: Gynecological Cancer					
GALE-301	Ovarian & Endometrial				
GALE-301 + GALE-302	Ovarian & Breast				
Hematology					
GALE-401 (Anagrelide CR)	MPN-related thrombocytosis				

Ongoing   Planned

GALENA BIOPHARMA

*NeuVax is an investigational product. Efficacy has not been established. Herceptin is a registered trademark of Genentech.

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CLINICAL DEVELOPMENT Bijan Nejadnik, M.D. Executive Vice President, Chief Medical Officer 7

PHASE 3 *PRESENT* TRIAL PER SPA

***P**revention of **R**ecurrence in **E**arly-**S**tage, Node Positive Breast Cancer with Low to Intermediate HER2 **E**xpression with **NeuVax** **T**reatment*

Study Population

Adjuvant breast cancer patients, randomized 1:1

- Double blind
- Node positive
- HLA A2/A3+
- HER2 IHC 1+/2+
- Stratified by stage, type of surgery, hormone receptor, and menopausal status
- *Enrollment complete: n=758 Patients*



Interim analysis by IDMC at n=70 events
Endpoint DFS at n=141 events /36 months
NeuVax™ + GM-CSF
Placebo + GM-CSF
Dosing by Month
1 2 3 4 5 6
+ 1 booster dose every 6 months thereafter

GALENA BIOPHARMA

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PRESENT TRIAL DEFINITIONS  Qualifying Event: • A recurrence of the primary cancer, either locally (breast), regionally (lymph nodes), or distantly (metastatic) • Occurrence of another cancer • Death from any cause  Central Imaging: Independent radiology group to evaluate radiographic images • Team includes 3 Radiologists blinded to the treatment assignment  Endpoint Adjudication Committee (EAC): an independent team of physicians expert in breast cancer diagnosis that evaluate every potential event • Team includes 2 Oncologists & 1 Radiologist blinded to the treatment assignment  Interim Analysis: a pre-specified futility and safety analysis on the first 70 adjudicated events which evaluates the probability of the study to achieve its pre- specified objectives  Independent Data Monitoring Committee (IDMC): an independent team of physicians monitoring the overall conduct, status, and safety data of the trial and will perform the interim analysis and provide the recommendation • Team includes two medical oncologists, one cardiologist, and one statistician 9

ENDPOINT ADJUDICATION COMMITTEE (EAC) Patient is Symptomatic •Physician identifies a potential event •Submits the case for evaluation Result Sent to Central Imaging for Assessment •Independent readers (3 radiologists) evaluate the patient scans Independent Medical Group Collects & Reviews •Receives the data and reviews the case •Prepares a detailed patient case review for the EAC EAC Evaluates •Makes final determination if case qualifies as an event Qualifying Event Adjudicated •Affirmed or denied 10

PRESENT INTERIM ANALYSIS 70 Events Confirmed by the EAC Galena Compiles Data • Prepares a detailed review on 70 patients with events and overall safety data set (n=758) • Submits to IDMC IDMC Evaluates • Evaluates 70 patients with events and overall safety data set (n=758) •Makes recommendation on futility and continuation of trial Interim Analysis Results •Estimated timing: End of Q2 11

NEUVAX: DEVELOPMENT COLLABORATIONS

Phase	Treatment	HER2 Status	Indication	Trial Status	Protocol Defined # of Patients	Collaborations
3	Single agent *PRESENT* Study	1+, 2+	BREAST Node Positive HLA A2+, A3+	Enrolled 13 countries ~140 centers	700 (enrolled 758)	TEVA; Leica; Dr. Reddy's; Kwang Dong Pharmaceutical Co., Ltd.
2b	Combination with trastuzumab	1+, 2+	BREAST Node Positive or High Risk Node Negative HLA A2+, A3+, A24+, A26+	Enrolling U.S. only 33 centers	300	Genentech IN BUSINESS FOR LIFE; Roche; hjf
2	Combination with trastuzumab	3+ high risk	BREAST Node Positive HLA A2+, A3+	Enrolling U.S. only 28 centers	100	Congressionally Directed Medical Research Programs CDMRP Department of Defense
2	Single agent *VADIS Study*	1+, 2+,3+	BREAST Ductal Carcinoma *in Situ* (DCIS) HLA A2+	Planned U.S. only 4 centers	48	National Cancer Institute; The University of Texas MD Anderson Cancer Center
2	Single agent	1+, 2+,3+	GASTRIC HLA A2+, A3+	Planned India Only	50	Dr. Reddy's

GALENA BIOPHARMA

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DUCTAL CARCINOMA IN SITU (DCIS) Cancer that starts inside the milk ducts The most common type of breast cancer • 60,000 new cases a year 13 Sources: American Cancer Society; National Cancer Institute

NEUVAX: VADIS TRIAL (DCIS) 14  Program Goal: Broaden footprint of NeuVax development to include primary prevention. Should the study results be positive, NeuVax may potentially be evaluated in a large randomized trial for primary prevention of invasive breast cancer. • Study Objectives: Primary • Evaluate for nelipepimut-S specific cytotoxic T-cells Secondary • Toxicity profile • Immune response to other tumor antigens • Polyfunctional cytokine responses • Presence of DCIS at resection

GALE-301 & GALE-302: CURRENT CLINICAL DEVELOPMENT 15 Phase Treatment Cancer Type Target Indication Current Status # of Enrolled Patients 1/2a GALE-301 Ovarian, Endometrial HLA A2+ Ovarian Enrolled 51 1b GALE-301 & GALE-302 Ovarian, Breast HLA A2+ Ovarian / Breast Enrolled 39

GALE-401 ANAGRELIDE CONTROLLED RELEASE (CR) Anagrelide •Active ingredient •Reduces the elevated platelet count and the risk of thrombosis in patients with myeloproliferative neoplasms (MPNs) •MPNs are hematological malignancies in which the bone marrow cells develop and function abnormally Immediate Release •Approved for the treatment of patients with thrombocythemia, secondary to MPNs • IR formulation can cause unacceptable side effects believed to be Cmax-related and has largely limited the use due to early treatment withdrawal GALE-401 •Controlled Release (CR) formulation may decrease the frequency or severity of side effects •Phase 2, Proof-of-Concept Trial Results •Well tolerated with primarily Grade 1 and 2 toxicities •Efficacy compares favorably to historical anagrelide IR 16

CLINICAL DEVELOPMENT Bijan Nejadnik, M.D. Executive Vice President, Chief Medical Officer 17

FINANCE John T. Burns, CPA Controller & Principal Accounting Officer 18

STATEMENTS OF OPERATIONS 19

NON-RECURRING EXPENSES 20

CASH & CASH EQUIVALENTS 21

FINANCIAL OVERVIEW Cash Position (as of 2/29/15) $38.2 million Q1 Remaining Burn $2.5-$3.5 million Q2 Projected Burn $13-$15 million Includes legal settlement & fees ~$4-$5 million Debt (as of 12/31/15) $4.7 million Shares Outstanding 182 million Market Cap (9 March 16) ~$170 million 22

MILESTONES & CLOSING REMARKS Mark W. Schwartz, Ph.D. President and Chief Executive Officer 23

NEUVAX:
SIGNIFICANT U.S. COMMERCIAL OPPORTUNITY


Combo:
High risk, HER2 3+
Combo Node Pos or Neg
HER2 1+, 2+
HLA-A2, A3, A24, A26
PRESENT
50-60k patients
>$2B
NeuVax™
adds ~10k patients
>$2.5B
Adds ~10k patients
>$3B

GALENA BIOPHARMA

Source: Global Data 2015/Medtrack. Pricing estimates based on a 20% premium to the current average annual price of Herceptin® (U.S. Dollars).

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2016 MILESTONES

PROGRAM	MILESTONE	PROJECTED DATE
NeuVax™ (nelipepimut-S)	Initiate DCIS trial	March/April
	PRESENT: Reach 70 events	March/April
	PRESENT: Interim analysis	Q2
	Combo H&N 1+/2+ Interim safety data	Q4
	Combo H&N 1+/2+ A24/A26 data	Q4
GALE-301 GALE-302	Present 301/302 booster data	Q2
	Present GALE-301 Phase 2a two year data	Q4
GALE-401 (anagrelide CR)	Confirmation of 505(b)2 pathway	2H
	Publish final Phase 2 report	Q4

GALENA BIOPHARMA

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1st IN CLASS PROGRAMS WITH EXPANSION OPPORTUNITIES  Mid-stage clinical trials have proven T-cell generation • NeuVax™ (nelipepimut-S) Phase 2 trial demonstrated 2% of the patient’s T-Cells become CD8+, HER2 directed • GALE-301 Phase 1/2: Two year DFS estimate in optimal dose group is 85.7% vaccine vs. 33.6% control (p<.02)  Targeting “high value” settings: Prevention of recurrence in breast and ovarian cancer are areas of clear unmet medical needs • No approved drugs for these women with limited late stage competition  Multiple trials ongoing as stand-alone therapies and in-combination with other agents  Breast & Ovarian are just a start – HER2 and Folate Binding Protein expressed in numerous cancer types HER2 Breast Gastric Prostate Non-Small Cell Lung Bladder Colorectal Ovarian Head & Neck Folate Binding Protein Ovarian Endometrial Breast 26

WHY WE’RE HERE Source: E75 vaccine's final tests start in S.A. By Don Finley, January 22, 2012; Photo credit: Kin Man Hui/San Antonio Express-News/ZUMAPress “I've had several friends who've had (breast cancer) and then…it came back and they had to go through treatment again. So this would be wonderful, not to have to come back.” – First NeuVax Phase 3 patient 27